UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016

VALERO ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	1-36232	90-1006559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Effective September 1, 2016, Valero Energy Partners LP (the Partnership) entered into a contribution agreement pursuant to which subsidiaries of Valero Energy Corporation contributed to the Partnership all of the outstanding membership interests of Valero Partners Meraux, LLC and Valero Partners Three Rivers, LLC (the Meraux and Three Rivers Terminal Services Business). The Meraux and Three Rivers Terminal Services Business operates crude oil, intermediates, and refined petroleum products terminals that support Valero’s Meraux Refinery located in Meraux, Louisiana and Valero’s Three Rivers Refinery located in Three Rivers, Texas.
The acquisition of the Meraux and Three Rivers Terminal Services Business (the Acquisition) was accounted for as a transfer of a business between entities under common control, which requires the Acquisition to be accounted for as though the transfer occured at the beginning of the period of transfer, and prior period financial statements and financial information are retrospectively adjusted to furnish comparative information. Because we have not yet filed post-acquisition results, the Partnership is providing supplemental consolidated financial statements and related notes to reflect the combined historical financial position and results of operations of the Meraux and Three Rivers Terminal Services Business with the Partnership’s financial position and results of operations for all periods presented in the Partnership’s 2015 Form 10-K filed with the Securities and Exchange Commission (SEC) on February 26, 2016 (the Partnership’s 2015 Form 10-K), as modified by the Partnership’s Current Report on Form 8-K filed with the SEC on August 4, 2016.
Included herein as Exhibit 99.3 are the Supplemental Consolidated Financial Statements of the Partnership as of December 31, 2015 and 2014, and for each of the years in the three-year period ended December 31, 2015. Also included herein as Exhibit 99.1 is the Selected Financial Data, which is derived from the supplemental consolidated financial statements of the Partnership. Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the supplemental consolidated financial statements of the Partnership.
Items described above from the Partnership’s Current Report on Form 8-K, filed with the SEC on August 4, 2016, have been updated solely for the Acquisition, and such items have not been revised for any other activities or events occurring after the date these items were originally presented.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of KPMG LLP.
99.1	Selected Financial Data.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Supplemental Consolidated Financial Statements.
101	Interactive Data Files.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY PARTNERS LP

		By:	Valero Energy Partners GP LLC
its general partner

Date:	September 16, 2016	By:	/s/ Donna M. Titzman
Donna M. Titzman
Senior Vice President, Chief Financial Officer,
and Treasurer

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